                                                                   Exhibit 10(i)
                                                                   -------------


                                  Amendments to
                         Key Employee Severance Pay Plan

                               FIRST AMENDMENT TO

                          SUSQUEHANNA BANCSHARES, INC.

                                  KEY EMPLOYEE

                               SEVERANCE PAY PLAN
                               ------------------


     WHEREAS, Susquehanna Bancshares, Inc . (the "Company") established the Susquehanna Bancshares, Inc. Key Employee Severance Pay Plan (the "Plan"), effective January 20, 1999, for the benefit of its senior executives and other key employees of the Company whose employment is terminated under specified circumstances within one (1) year of a Change of Control (as defined in the Plan) of the Company; and

     WHEREAS, pursuant to Section 6.01 of the Plan the Board of Directors of the Company (the "Board") has the authority to amend the Plan; and

     WHEREAS, the Board has determined that the Plan shall be amended in the manner set forth herein;

         NOW THEREFORE, the Plan is hereby amended as follows:

     1. Section 2.10 of the Plan is hereby amended by deleting it in its entirety and replacing it with a new Section 2.10 to read as follows:

          Section 2.10 "Participant" shall mean any senior executive or other key employee of the Company who is designated and approved by the Compensation Committee as eligible to participate in the Plan.

     2. Section 4.01 of the Plan is hereby amended by deleting it in its entirety and replacing it with a new Section 4.01 to read as follows:

          Section 4.01 Amount of Immediate Cash Benefit. Upon a Participant's
                       --------------------------------
     Termination following a Change of Control, the Company shall pay the Participant an amount equal to (i) one-half times his or her Compensation,
     (ii) one times his or her Compensation, or (iii) one and one-half times his or her Compensation, in a lump sum within fifteen (15) days after the Termination Date. The determination of whether a

     Participant shall be entitled to receive one-half, one or one and one-half times his or her Compensation shall be in the sole discretion of the Compensation Committee and shall be designated by such Committee at the time the Committee designates such person as a Participant in the Plan.

         IN WITNESS WHEREOF, the undersigned officer of the Company, duly authorized to execute this First Amendment by and on behalf of the Board and the Company, hereby executes this First Amendment on behalf of the same this 26th day of May, 2000.

Attest:                                        SUSQUEHANNA BANCSHARES, INC.



/s/ Lisa M. Cavage                             By:/s/ Robert S. Bolinger
---------------------------                       ----------------------
Secretary                                      Robert S. Bolinger
                                               Chairman of the Board and Chief
                                               Executive Officer

                               SECOND AMENDMENT TO

                          SUSQUEHANNA BANCSHARES, INC.

                                  KEY EMPLOYEE

                               SEVERANCE PAY PLAN
                               ------------------


     WHEREAS, Susquehanna Bancshares, Inc. (the "Company") established the Susquehanna Bancshares, Inc. Key Employee Severance Pay Plan (the "Plan"), effective January 20, 1999, for the benefit of its senior executives and other key employees of the Company whose employment is terminated under specified circumstances within one (1) year of a Change of Control (as defined in the Plan) of the Company; and

     WHEREAS, pursuant to Section 6.01 of the Plan the Board of Directors of the Company (the "Board") has the authority to amend the Plan; and

     WHEREAS, the Board has determined that the Plan shall be amended in the manner set forth herein; NOW THEREFORE, the Plan is hereby amended as follows:

     1. Section 5.02 of the Plan is hereby amended by deleting it in its entirety and replacing it with a new Section 5.02 to read as follows:

          Section 5.02 Expenses. It is the intent of the Company that the
                       --------
     Participant not be required to incur any expenses associated with the successful enforcement of his rights under this Plan by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Participant hereunder. Accordingly, the Company shall pay the Participant on demand the amount necessary to reimburse the Participant in full for all expenses (including reasonable attorneys' fees and legal expenses) incurred by the Participant in successfully enforcing any of the obligations of the Company under this Plan.

     2. Section 8.10 of the Plan is hereby amended by deleting it in its entirety and replacing it with a new Section 4.01 to read as follows:

                  Section 8.10 Lost Payees. A Benefit shall be deemed forfeited if the Board of Directors is unable to locate a Participant to whom a Benefit is due. Such Benefit shall be reinstated if application is made by the Participant for the forfeited Benefit while this Plan is in operation and within three years from the date of the Participant's Termination Date.

         IN WITNESS WHEREOF, the undersigned officer of the Company, duly authorized to execute this Second Amendment by and on behalf of the Board and the Company, hereby executes this Second Amendment on behalf of the same this 22nd day of February, 2001.

Attest:                               SUSQUEHANNA BANCSHARES, INC.



/s/ Lisa M. Cavage                    By:/s/ Robert S. Bolinger
------------------------------           ---------------------------------------
Secretary                             Title:  Chairman of the Board and Chief
                                               Executive Officer